16

                 BAR HARBOR BANKSHARES
                    82 Main Street
                 Bar Harbor, ME  04609






                                     September 10, 1999




Dear Stockholder:

The 1999 Annual Meeting of Bar Harbor Bankshares will be held at 11:00 a.m. on Tuesday, October 5, 1999 in the Atlantic Oakes Conference Center, located next to the Bay Ferries Terminal on Route 3 in Bar Harbor,
Maine. The Directors and Officers join me in inviting you to attend this meeting and the reception, which will follow.

Enclosed are the Clerk's official Notice of Annual
Meeting, a Proxy Statement and the Form of Proxy.
Please sign the Form of Proxy and return it in the envelope provided so that your shares will be voted at the Annual Meeting if you are unable to attend. Please also complete the reception postcard and mail it separately from the Form of Proxy if you will be attending the reception.

We look forward to seeing you on October 5th. Please join us for the reception even if you are unable to attend the business meeting.

                              Very truly yours,



                              Sheldon F. Goldthwait,
Jr.
                              President and Chief
Executive Officer

Enclosures



   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

     Each stockholder is urged to fill in, date and sign the enclosed form of proxy and mail it in the envelope provided.

     If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.
                 BAR HARBOR BANKSHARES




       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD OCTOBER 5, 1999


Notice is hereby given that the Annual Meeting of the Stockholders of Bar Harbor Bankshares will be held at the Atlantic Oakes Conference Center on Route 3 in Bar
Harbor, Maine on October 5, 1999 at 11:00 a.m. to consider and act upon the following proposals.

1. To elect five persons to serve as Directors for a term of three years.

2. To set the number of Directors for the ensuing year at 16.

3. To ratify the Board of Directors' selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company and of the Bank for the ensuing year.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record as of the close of business on August 17, 1999 will be entitled to a notice of and to vote at the meeting.

By Order of the Board of Directors




Marsha C. Sawyer, Clerk
                 BAR HARBOR BANKSHARES
                    82 Main Street
                 Bar Harbor, ME  04609

            ANNUAL MEETING OF STOCKHOLDERS
          TO BE HELD TUESDAY, OCTOBER 5, 1999

PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Bar Harbor Bankshares (the Company) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the Meeting). The Meeting will be held on Tuesday, October 5, 1999 at 11:00 a.m. at the Atlantic Oakes Conference Center on Route 3 in Bar
Harbor, Maine. The official Notice of the Annual
Meeting of Stockholders accompanies this Statement. A
Form of Proxy for use at the meeting and a return envelope for the proxy are enclosed. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if attending the Meeting, by notifying the Clerk or by giving notice at the Meeting. This Proxy Statement and the enclosed Form of Proxy will be mailed to the stockholders of the Company on or about September 10, 1999.

     Proxies are being solicited by the Board of Directors (the Board) of the Company principally through the mail. The Board of Directors and Management of the Company may also solicit proxies personally or by telephone. The entire expense of solicitation, including costs of preparing, assembling and mailing the proxy material will be borne by the Company. These expenses are not expected to exceed the amount normally expended for an annual meeting at which directors will be elected.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of August 17, 1999, the Company had outstanding
3,443,614 shares of its common stock (the Common
Stock), par value $2 per share, each of which is entitled to one vote upon each matter presented at the Meeting. Only stockholders of record at the close of business on August 17, 1999 are entitled to vote at the Meeting. The presence at the Meeting, either in person or by proxy, of the holders of one-third of the shares of Common Stock will constitute a quorum. Assuming a quorum is present, action may be taken on any matter considered by the holders of a majority of the shares present and voting. Abstentions and shares otherwise not voting will not be deemed present and voting.
Stockholders who are present will have an opportunity to vote on each matter brought before the meeting.

     As of August 17, 1999, to the knowledge of the Company, Bernard K. Cough was the only beneficial owner of 5% or more of the Company's common stock. Mr.
Cough's address is 5 Norman Road, Bar Harbor, ME
04609.

     The following table lists, as of August 17, 1999, the number of shares of Common Stock and the percentage of the Common Stock represented thereby, beneficially owned by each director and by all principal officers and directors of the Company as a group.

                       Amount             Amount
               Direct  of       Indirec   of
               Benefic Direct   t         Indirec Perce
Director       ial     Benefic  Benefic   t         nt
               Ownersh ial      ial       Benefic   of
               ip      Ownersh  Ownersh   ial     Class
                       ip       ip        Ownersh
                                          ip
Frederick F.   Direct    23,940 Indirec     1,200   *
Brown                           t
Robert C.      Direct     1,900 Indirec       200   *
Carter                          t
Thomas A.      Direct     5,400                 0   *
Colwell
Bernard K.     Direct   133,480 Indirec    38,740  5.00
Cough                           t
Peter Dodge    Direct     4,260 Indirec       600   *
                                t
Dwight L.      Direct     9,478                 0   *
Eaton
Ruth S.        Direct     3,350                 0   *
Foster
Cooper F.      Direct     3,400                 0   *
Friend
Robert L.      Direct    53,100 Indirec    26,830 2.322
Gilfillan                       t                   %
Sheldon F.     Direct    26,182 Indirec     4,456   *
Goldthwait,                     t
Jr.
H. Lee Judd    Direct     1,400 Indirec     5,500   *
                                t
James C.       Direct    20,300 Indirec    20,300 1.179
MacLeod                         t                   %
John P.        Direct     6,500 Indirec       100   *
McCurdy                         t
Jarvis W.      Direct    23,100 Indirec     7,000   *
Newman                          t
Robert M.      Direct     1,200 Indirec       100   *
Phillips                        t
John P.        Direct    13,997 Indirec    11,370   *
Reeves                          t
Lynda Z.       Direct     1,250 Indirec       150   *
Tyson                           t
Total Ownership of all  341,655           116,646 13.30
Directors and                                       8%
Executive Officers of
Company as a group (21
persons).
*less than 1%

     For purposes of the foregoing table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security, or if he or she had the right to acquire beneficial ownership of the security within 60 days.
Beneficial ownership does not include, in the case of each director, 97,360 shares (2.83%) of the Common
Stock held by two trusts which, for purposes of voting, are allocated equally among the directors of the Bank under the terms of the respective trust instruments. No director has any other beneficial interest in such shares. Ownership figures for directors and nominees include directors' qualifying shares owned by each person named.

     Management is not aware of any arrangement, which could, at a subsequent date, result in a change in control of the Company.

     Directors, Officers and owners of 10% or more of the Common Stock of the Company are required to file periodic reports with the Securities and Exchange
Commission with respect to their beneficial ownership of the Common Stock. Based upon a review of appropriate forms furnished to and retained by the Company, the Company is not aware of any officer, director or owner of 10% or more of the Common Stock who has failed to file any such report.

MANAGEMENT OF THE COMPANY

Directors

     Management recommends that the number of directors for the coming year be set at 16. The Bylaws of the Company provide for not fewer than 9 nor more than 27 directors, with directors serving staggered terms of three years. The Board of Directors has nominated for re-election five incumbent directors whose terms expire in 1999.Peter Dodge, Ruth S. Foster, Jarvis W. Newman,
John P. Reeves and Lynda Z. Tyson have been nominated for re-election to three-year terms. Each of these persons has consented to be named as a nominee and to serve if elected.

     James C. MacLeod has reached age 75 and will be retiring from the Board in compliance with the Company bylaws.

     The following table sets forth the names, occupations, ages and terms of service of all directors:

              Principal Occupation      Age     Year
              Now and for               as of   First
Name          past 5 Years              8/17/9  Electe
                                        9       d
                                                Direct
                                                or
Terms expire
in 1999:

Peter Dodge   President and Insurance   55      1987
              Agent with Merle B.
              Grindle Agency
              (insurance and real
              estate), Blue Hill,
              Maine

Ruth S.       Former State Senator and  70      1986
Foster        owner of Ruth Foster's
              (retail clothing),
              Ellsworth, Maine

Jarvis W.     Self-employed yacht       64      1984
Newman        broker
              Southwest Harbor, Maine

John P.       Retired; formerly         65      1984
Reeves        President and Chief
              Executive Officer of the
              Company and the Bank,
              Bar Harbor, Maine

Lynda Z.      Chief Operating Officer   44      1993
Tyson         and Marketing Director
              of Tyson & Partners,
              Marketing Consultants,
              Bar Harbor, Maine.
              Formerly Chief Executive
              Officer of Bar Harbor
              Chamber of Commerce.




Term expires in
2000

Thomas A.       President of Colwell    55      1991
Colwell         Bros., Inc. (lobster
                pounding) of
                Stonington, ME

Bernard K.      Treasurer of Atlantic   72      1985
Cough           Oakes, Inc., Atlantic
                Eyrie and several
                other resort motels,
                Bar Harbor, Maine

Cooper F.       President, Friend and   45      1997
Friend          Friend, Inc. a
                recreational
                motorsports
                dealership. Partner
                in U-Store-It and
                Friend and Friend
                Realty

Robert L.       Owner and President     72      1984
Gilfillan       of West End Drug Co.,
                (retail pharmacy),
                Bar Harbor, Maine

H. Lee Judd     President of Hinckley   53      1997
                Insurance Group and
                Hinckley Real Estate

John P. McCurdy Retired; formerly       68      1984
                owner and operator of
                McCurdy Fish Company
                (fish processor),
                Lubec, Maine

Term expires in
2001

Frederick F.    Proprietor and owner    73      1984
Brown           of F. T. Brown Co.,
                (hardware store), Mt.
                Desert, ME

Robert C.       Owner of Machias        56      1996
Carter          Motor Inn, Machias,
                Maine

Dwight L. Eaton Senior Vice President   64      1988
                and Trust Officer of
                the Bank; Vice
                President of the
                Company since 1987

Sheldon F.      President and Chief     61      1988
Goldthwait, Jr. Executive Officer of
                the Company and the
                Bank since January 1,
                1995. Formerly
                Executive Vice
                President of the
                Company and the Bank
                since December, 1989

Robert M.       Officer of              57      1993
Phillips        International Foods
                Network (exporter of
                a variety of food
                products), Sullivan,
                Maine; and serves as
                a full-time
                consultant on special
                projects for Oxford
                Frozen Foods.

     Nominees for election to the Board are selected by the Full Board. The Company does not have a nominating committee. The Board will consider nominees recommended by stockholders if submitted in writing to Marsha C.
Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street,
Bar Harbor, Maine 04609, not less than three months in advance of the date of the Annual Meeting.

     The Board of Directors of the Company held seven meetings in 1998. The Bylaws of the Company provide for quarterly meetings. Each director attended at least 75% of the total number of meetings held by the Board of Directors in 1998.

     The Board of Directors of the Bank met monthly during 1998. Each director, with the exception of Mr.
Reeves, attended at least 75% of the total number of Bank directors' meetings and committee meetings of which he or she was a member.

Executive Officers

     Each executive officer of the Company is identified in the following table, which also sets forth the respective office, age, and period served in that office for each person listed.

                                              Year
                                        Age   First
               Principal Occupation     as    Electe
Name           Now and for              of    d
               past 5 Years             8/17  Office
                                        /99   r
Robert L.      Chairman of the Board    72    1984
Gilfillan      of the Bank and the
               Company since February,
               1994

Sheldon F.     President and Chief      61    1984
Goldthwait,    Executive Officer of
Jr.            the Company and the
               Bank since January 1,
               1995. Formerly
               Executive Vice
               President of the
               Company since December,
               1989

Dwight L.      Senior Vice President    64    1987
Eaton          and Trust Officer of
               the Bank; Vice
               President of the
               Company since 1987;
               formerly Vice President
               and Trust Officer of
               the Bank


Lewis H.       Executive Vice           49    1995
Payne          President of the
               Company and Bank since
               1995. Formerly Senior
               Vice President of Bank
               since 1990

Virginia M.    Treasurer and Chief      49    1991
Vendrell       Financial Officer since
               December 1992; formerly
               Treasurer of the Bank
               since December 1989 and
               Treasurer of the
               Company since October
               1990.

Marsha C.      Clerk of the Company     46    1986
Sawyer         since July, 1986; Clerk
               and Senior Vice
               President of the Bank
               in 1999; formerly Vice
               President of the Bank

     The Bylaws of the Company provide that the executive officers be elected annually by the Board of Directors and that the President, Chairman of the Board, Treasurer and Clerk shall serve at the pleasure of the Board and until their successors have been chosen and qualified. All other officers serve at the pleasure of the Chief Executive Officer.

Committees

     The Bylaws of the Company provide that after each Annual Meeting of Directors, the Board designates from among its members an Executive Committee which has the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The present Executive Committee includes Messrs. Brown,
Gilfillan, Goldthwait, MacLeod, Reeves and Newman. The
Executive Committee did not meet in 1998.

     The Bylaws provide that the Board may elect or appoint such other committees, as it may deem necessary or convenient to the operations of the Company. The
Company itself has no other committees although the Bank Board has appointed an Audit Committee as well as a Compensation Committee.

     The Audit Committee has responsibility for overseeing the auditing program. The members of the Audit Committee in 1998 were Messrs. Carter, Colwell,
Phillips, Dodge, Gilfillan, Friend, McCurdy, Judd, and
Ms. Foster. The Audit Committee met four times during
1998.

     The Compensation Committee has responsibility for setting compensation for all Bank employees, including executive officers. The Compensation Committee for 1998 included Messrs. Brown, Dodge, Gilfillan, Goldthwait,
McCurdy, Phillips and Reeves. The Compensation
Committee met four times during 1998.

Family Relationships and Other Arrangements

     There are no family relationships among any director, executive officer, or person nominated by the Company to become a director or executive officer.
There are also no arrangements or understandings between any nominee, director, executive officer, or associate of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. No person or entity listed above as the employer of an officer or director, other than the Bank, is an affiliate of the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all annual compensation received during each of the Company's last three fiscal years by Sheldon F. Goldthwait, Jr., Lewis
H. Payne, Virginia M. Vendrell and Dwight L. Eaton who are the only executive officers for whom compensation exceeded $100,000 in any year. Compensation for all officers is paid by the Bank.

SUMMARY COMPENSATION TABLE
ANNUAL
COMPENSATION

                                            Other
                    Year Salary  Incenti   Annual
                          ($)    ve ($)   Compensat
                                           ion ($)
[S]               [C]    [C]     [C]      [C]

Sheldon F.          1996 135,99   27,428      0
Goldthwait, Jr.               0
President and       1997 155,00   19,737      0
                              0
Chief Executive     1998 158,00   22,202      0
Officer                       0
Dwight L. Eaton     1996 95,992   19,460      0
Senior Vice         1997 98,000   12,984      0
President and
Trust Officer       1998 100,95   14,115      0
                              0
Lewis H. Payne      1996 88,594   17,634      0
Executive Vice      1997 93,500   12,237      0
President
                    1998 99,300   13,683      0
Virginia M.         1996 83,609   16,631     N/A
Vendrell
Senior Vice         1997    N/A      N/A     N/A
President and
Chief Financial     1998 90,000   12,626      0
Officer
[/TABLE]

LONG TERM
COMPENSATION
                          AWARDS            PAYOUT
                         Restric             LTIP
                           ted    Optiona  Payouts
                   Year   Stock    l SARs    ($)
                          Awards    (#)
                           ($)
Sheldon F.         1996     0        0        0
Goldthwait, Jr.
                   1997     0        0        0
                   1998     0        0        0
Dwight L. Eaton    1996     0        0        0
                   1997     0        0        0
                   1998     0        0        0
Lewis H. Payne     1996     0        0        0
                   1997     0        0        0
                   1998     0        0        0
Virginia M.        1996     0        0        0
Vendrell
                   1997     0        0        0
                   1998     0        0        0
ALL OTHER
COMPENSATION ($)
Sheldon F.         1996    24,035
Goldthwait, Jr.
                   1997    30,027
                   1998    52,906
Dwight L. Eaton    1996    36,175
                   1997    41,654
                   1998    48,104
Lewis H. Payne     1996     1,752
                   1997     1,848
                   1998     1,561
Virginia M.        1996       570
Vendrell
                   1997       N/A
                   1998       138

     Pursuant to a Deferred Compensation Agreement Mr.
Goldthwait, Mr. Payne and Ms. Vendrell each deferred a portion of their 1996, 1997 and 1998 salaries.

     During 1998 the Bank had an incentive plan in which all employees who were on the payroll as of January 1st of a calendar year and who worked through December 31st are eligible. The computation is based on earnings per share growing by 10% each year with 1992 being the base year. Once the 10% growth is attained, a pool is created in which all eligible employees receive the same percentage of their salary in the form of an incentive payment.

Compensation Committee

     The Bank Board has appointed a six-member
Compensation Committee, which includes both directors and a member of management. The Compensation Committee meets several times each year and makes compensation recommendations for the ensuing year to the Board of Directors.

     The recommendations of the Committee are then considered and voted upon by the Full Board. During
1998, Mr. Goldthwait was a member of the Compensation
Committee and also a director. He abstained from participating in discussion, recommendations, or voting regarding his own compensation. Mr. Reeves, who chairs the Compensation Committee, is a former President of the Company and the Bank.

Report of the Compensation Committee on Executive
Compensation

     The Board of Directors of the Bank has no formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Messrs. Goldthwait, Eaton, Payne and Ms. Vendrell during the last fiscal year, the Board of Directors considered, among other factors, years of service and salary surveys of executive officers at comparable financial institutions in Maine and New England. In reaching its determination as to compensation of Messrs. Goldthwait, Eaton, Payne and
Ms. Vendrell, the Board of Directors did not use any objective measure of the Bank's performance but considered in general, the performance of the Bank in relationship to that of other similarly situated banks in Maine.

     The foregoing report to stockholders regarding compensation has been submitted by the Compensation
Committee, including Messrs. Brown, Gilfillan,
Goldthwait, Reeves, Dodge, McCurdy and Phillips.

Compensation of Directors

     Each of the directors of the Company is a director of the Bank and as such receives a fee of $300 for each Full Board meeting of the Bank attended and $250 for each committee meeting attended. The fee paid for the attendance at the Annual Meeting is $500.00 per member of the Board of Directors. The Chairman of the Board receives an annual retainer of $3,000 in addition to meeting fees. Meetings of the Board of Directors of the Bank are held monthly. No directors' fees are paid to directors of the Company as such. Those directors of the Bank who are also officers do not receive directors' fees.

EMPLOYEE BENEFIT PLANS

     The Company has two non-qualified supplemental retirement plans for certain officers. The agreements provide supplemental retirement benefits payable in installments over a period of years upon retirement or death. The Company recognizes the cost associated with the agreements over the service lives of the participating officers. For 1998, 1997, and 1996, the expense of these supplemental plans was $138,600, $127,600, and $118,000, respectively.


401(k) Plan
     The Bank has a contributory 401(k) plan available to employees. Employees may contribute between 1% and 15% of their compensation, to which the Bank will match
25% of the first 6% contributed. For the years ended
December 31, 1998, 1997, and 1996, the Bank contributed
$51,300, $49,500, and $52,000, respectively. In 1998,
1997 and 1996, the Board of Directors voted to credit each eligible participant's 401(k) account with 3% of salary. Total contributions made were $127,400, $122,800 and $128,000 for the years ended December 31, 1998, 1997, and 1996, respectively.


Restricted Stock Purchase Plan
     In 1997 and 1996, the Bank provided a restricted stock purchase plan through which each employee could purchase shares of Bar Harbor Bankshares stock at the current fair market price as of a date determined by the Board of Directors. These shares were available for purchase through direct purchase or through the employee's 401(k) accounts. In September of 1997, the Company was listed on the American Stock Exchange, making Bar Harbor Bankshares stock readily available for transactions. Therefore, the restricted stock purchase plan was terminated effective December 31, 1997.

     At December 31, 1997, employees exercised their right and purchased common stock totaling $73,000, with the actual purchase transpiring in January of 1998.

     At December 31, 1996, employees exercised their right and purchased common stock totaling $90,000, with the actual purchase transpiring in January of 1997.

     The Bank has entered into agreements with Messrs.
Reeves, Goldthwait, and Eaton whereby those individuals, or their beneficiaries, will receive upon death or retirement, an annual supplemental pension benefit over a period of 10 years in the amount of $15,000 per annum (in the case of Mr. Reeves), and in the amount of $10,000 per annum (in the case of Messrs.
Goldthwait and Eaton). This plan is unfunded and benefits will be paid out of Bank earnings. Because
Mr. Reeves chose early retirement, he began drawing his annual installment of $5,300 pursuant to this deferred compensation arrangement as of January 1, 1995.

     In 1993, the Company established a non-qualified supplemental retirement plan for Messrs. Reeves, Eaton, Goldthwait, and MacDonald. The agreements provide supplemental retirement benefits payable in installments over twenty years upon retirement or death. The Company recognizes the costs associated with the agreements over the service lives of the participating officers. The cost relative to the supplemental plan was $126,100, $115,700, and $106,500 for 1998, 1997, and 1996 respectively. The agreements with Messrs. Reeves, Eaton, Goldthwait, and MacDonald are in the amounts of $49,020, $22,600, $37,400 and
$7,700 respectively. Mr. Reeves began drawing his annual installment of $49,020 as of January 1, 1995.

     Officers of the Bank are entitled to participate in certain group insurance benefits. In accordance with Bank policy, all such benefits are available generally to employees of the Bank.




TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL
STOCKHOLDERS

     The Bank has retained the firm of Tyson & Partners to assist with its marketing program. Lynda Z. Tyson, who serves as a director of the Company, serves as that firm's Chief Operating Officer as well as Director of Marketing. This relationship ended with the semi-retirement of the principals in July, 1999.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with other directors, officers, principal stockholders, and their associates. All such transactions have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. No such transactions have involved more than normal risk of collectability or presented other unfavorable features, and no loans outstanding to directors, officers, principal stockholders, or their associates in an amount in excess of $60,000 are non-accruing or past due or are otherwise considered to be potential problem loans.


                   PERFORMANCE GRAPH

     The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its common stock for each of the last five years. For purposes of comparison, the graph also illustrates comparable shareholder return of American Stock Exchange (AMEX) banks as a group as measured by the AMEX Market Index and the peer group index as defined by AMEX. The graph assumes a $100 investment on December 31, 1993 in the common stock of each of the Company, the AMEX peer group banks and the AMEX Market Index as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1993.

     The following graph is based upon a good faith determination of approximate market value for each year indicated based on information obtained from the American Stock Exchange, in the case of its common stock, and from anecdotal information available to the Company as to the value at which its common stock has traded in isolated transactions from time to time.
Therefore, although the graph represents a good faith estimate of shareholder return as reflected by market value, the valuations utilized are, of necessity, estimates and may not accurately reflect the actual value at which common stock has traded in particular transactions as of any of the dates indicated.

The following information is presented in a line graph in the printed Form 10-K:

             1993   1994   1995  1996   1997   1998
Bar Harbor
Banking and  100.0  112.   195.  267.1  411.3  365.
Trust        0      76     00    8      9      31
Company
Peer Group   100.0  98.3   130.  148.7  243.5  245.
Index        0      0      79    0      8      81
AMEX Market  100.0  88.3   113.  120.1  144.5  142.
Index        0      3      86    5      7      61


SELECTION OF AUDITORS

     Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The
Board recommends that its selection of Berry, Dunn, McNeil & Parker be ratified. If the Board selection is not ratified, the Board will take action to appoint a different auditor for the Company and for the Bank. It is not anticipated that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting to respond to appropriate questions or to make a statement.

OTHER MATTERS

     Management knows of no other matters to be presented for action at the Meeting. If any other matters properly come before the Meeting, the shares represented by the proxies will be voted with respect thereto in accordance with the judgment of the person(s) voting the proxies.


FINANCIAL STATEMENTS

     UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH ANY
STOCKHOLDER WITH A COPY OF THE ANNUAL REPORT BY THE
COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION ON
FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL
STATEMENT SCHEDULES FOR THE LAST FISCAL YEAR. IN
ACCORDANCE WITH FEDERAL DEPOSIT INSURANCE CORPORATION
REGULATIONS, UPON WRITTEN REQUEST, STOCKHOLDERS MAY
ALSO OBTAIN THE BANK'S MOST RECENT ANNUAL DISCLOSURE
STATEMENT THAT CONTAINS FINANCIAL INFORMATION COVERING
THE LAST TWO YEARS.

     Any request for a copy of either the Form 10-K or the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on August 17, 1999, which is the record date for this proxy solicitation.
Requests should be addressed to: Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar
Harbor, ME  04609.

     Financial statements of the Company contained in the Company's Annual Report to Stockholders for the fiscal year 1998 are not to be considered a part of this soliciting material.

STOCKHOLDER PROPOSALS

     Stockholders may submit proposals for
consideration at the 2000 Annual Meeting, which is presently scheduled for October 3, 2000. In order to be included in the Company's Proxy Statement and Form of Proxy relating to that meeting, such proposals must be received by the Company no later than May 1, 2000, which is 120 days in advance of the proposed mailing date of the 2000 proxy materials. Proposals should be addressed to Marsha C. Sawyer, Clerk, Bar Harbor
Bankshares, 82 Main Street, Bar Harbor, ME 04609.





By Order of the Board of Directors

Marsha C. Sawyer, Clerk


                 BAR HARBOR BANKSHARES

                    82 Main Street
                 Bar Harbor, ME  04609

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       DIRECTORS


      The undersigned hereby appoints Robert C. Carter,
John  P. McCurdy, and Cooper F. Friend as Proxies, each
with   power  to  appoint  a  substitute,  and   hereby
authorizes them to represent and to vote, as designated
on  the reverse side, all of the shares of Common Stock
of  the Company held of record by the undersigned as of
close  of  business on August 17, 1999  at  the  Annual
Meeting  of Stockholders to be held on October 5,  1999
or at any adjournment thereof.


          (To be signed on the Reverse Side)


X PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


1.  To set the number of Directors at 16.
  ____ FOR    ____ AGAINST    ____ ABSTAIN

2.  Election of Directors
     Nominees for three year terms:
     Peter Dodge, Ruth S. Foster, Jarvis W. Newman,
     John P. Reeves, and Lynda Z. Tyson

     ____ FOR the nominees listed at right
     ____ WITHHOLD AUTHORITY to vote for nominees
listed at right
     For all nominees, except as indicated
___________________________

3.  To ratify the Board of Directors' selection of
Berry, Dunn, McNeil & Parker as independent auditors of
the Company and the Bank for the ensuing year.
____ FOR    ____ AGAINST    ____ ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned stockholder in the manner directed herein. If no direction is given, this proxy will be voted in favor of Items 1 and 3, for the nominees listed in Item 2 and in the discretion of management with respect to any other matters which may come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENVELOPE PROVIDED.

SIGNATURE ________________________ DATE____________
SIGNATURE _________________________  DATE ______
NOTE:     Please sign exactly as name appears above.
     Only one joint tenant needs sign. When signing as attorney, executor, administrator, trustee or guardian or in any representative capacity, please give full title.